As filed with the Securities and Exchange Commission on November 16, 2006
Securities Act File No. 333-95849 Investment Company Act File No. 811-09805

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 14 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 15 (Check appropriate box or boxes)	|X|

STRATEGIC PARTNERS OPPORTUNITY FUNDS (Exact Name of Registrant as Specified in Charter)

Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Address of Principal Executive Offices)
(973) 802-5032 (Registrant’s telephone number, including Area Code)

Claudia DiGiacomo, Esq. Assistant Secretary Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Name and Address of Agent for Service)
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| X |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.001 per share.

This Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (File No. 3-95849) (the “Registration Statement”) consists of the following: (1) the facing sheet of the Registration Statement, (2) Amendment, dated January 15, 2007, to the Registrant’s current Prospectus and Statement of Additional Information, dated May 31, 2006, and (3) Part C of the Registration Statement (including signature page and exhibits). Parts A and B to the Registration Statement, each dated May 31, 2006, were previously filed on May 31, 2006, in connection with Post-Effective Amendment No. 13 to the Registration Statement is hereby incorporated by reference.

This Post-Effective Amendment No. 14 to the Registration Statement is being filed to: (1) add disclosure to the Registrant’s Prospectus and Statement of Additional Information relating to the Registrant’s newly created Class L, Class M and New Class X shares; and (2) file certain exhibits to the Registration Statement relating to such shares classes.

JENNISON SELECT GROWTH FUND,

A SERIES OF

STRATEGIC PARTNERS OPPORTUNITY FUNDS

AMENDMENT DATED JANUARY 15, 2007

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 31, 2006

SUMMARY

Pending shareholder approval, Jennison Select Growth Fund (the Fund) will acquire Strategic Partners Concentrated Growth Fund. If shareholders of the Strategic Partners Concentrated Growth Fund approve the proposed merger, then on or about March 2007, the Fund will begin offering Class L, Class M and New Class X shares.

This Amendment is intended for use only in connection with the offering of the Class L, Class M and New Class X shares of the Fund, which are offered for sale exclusively to a limited group of investors.

The Prospectus and Statement of Additional Information for the Class L, Class M and New Class X shares consists of this Amendment and the Fund’s Prospectus and Statement of Additional Information each dated May 31, 2006, (each of which is incorporated herein by reference). This Amendment describes the features of the Fund’s Class L, Class M and New Class X shares. For additional information about the Fund, you should refer to the Prospectus and Statement of Additional Information dated May 31, 2006, except where specific information is provided in this Amendment, in which case the disclosure provided in this Amendment is controlling.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is long-term growth of capital. This means we seek investments whose price will increase over several years. The Fund's strategy is to invest in the favorite stock selection ideas of one or more investment subadvisers (each a Subadviser and collectively the Subadvisers). The Subadviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund's assets in any one issuer. The Fund may invest in foreign securities. The Fund may actively and frequently trade its portfolio securities.

During market declines, the Subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the Subadviser invests. Conversely, in rising markets, the Subadviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Fund.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees of the Trust (the Board) can change investment policies that are not fundamental without shareholder approval.

While we make every effort to achieve our objective, we can't guarantee success.

We normally invest at least 65% of the Fund’s total assets in equity and equity-related securities of companies that we believe have strong capital appreciation potential. The primary equity and equity-related securities in which the Fund invests are common stocks. The Subadviser uses a growth investment style to select approximately 20-50 securities.

In deciding which stocks to buy, the Subadviser uses what is known as a growth investment style. This means that the Subadviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, the Subadviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock's price decline does not necessarily mean that the Subadviser will sell the stock at that time.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. In addition to the risks described herein, there is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program.

The Fund is nondiversified, meaning we can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The Fund is subject to the price volatility of small- and medium-sized company stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.

The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

Although it is not a principal strategy of the Fund, the Fund may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the subadviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests—Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is subject to the following additional principal risks:

Foreign Securities Risk. The risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

Real Estate Investment Trust Performance of REITs depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions. As in common stocks, the individual stocks of REITs could lose value.

REITs are also subject to the same risk of a decline in the equity markets, which could result in a decline in value of the Jennison Fund’s investments.

Derivatives Risk. Any derivatives we may use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Short Sales Risk. The Fund’s use of short sales may magnify underlying investment losses. The Fund may not be able to limit losses resulting from share price volatility of the security indefinitely continues to increase in value.

Money Market Instruments Risks. In addition to market risk and credit risk, money market securities may limit potential for capital appreciation and achieving our investment objective.

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

No information is provided for the Class L, Class M and New Class X shares of the Fund because such share class is new and no performance information is available for a new share class.

Annual Total Returns % (Class B shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown.

BEST QUARTER:	WORST QUARTER:
[ ]% ([ ] quarter of [ ])	[ ]% ([ ] quarter of [ ]

Average Annual Total Return % (as of December 31, 2006)
Return Before Taxes	One Year	Five Years	Since Inception
Class A shares			(6-2-00)
Class C shares			(6-2-00)
Class Z shares			(6-2-00)
Class A Shares %
Return Before Taxes
Return After Taxes on Distributions			(6-2-00)
Return After Taxes on Distributions and Sale of Fund Shares
Index (reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index
S&P 500 Index
Lipper Average

Notes to Average Annual Returns Table:

° The Fund’s returns are after deduction of sales charges and operating expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, the returns for Class A shares would have been lower.

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

° The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

° The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

° The Standard & Poor’s 500 Index (the S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes.

° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category. It reflects deductions of fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Source: Lipper Inc.

FEES AND EXPENSES

The following tables show the fees and expenses that you may pay if you buy and hold Class L, Class M, Class X and New Class X shares of the Fund. For performance information of the other classes of shares of the Fund, please see the “Evaluating Performance” section of the May 31, 2006 Prospectus for the Fund.

Shareholder Fees (paid directly from your investment)	Class L	Class M	New Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price) .............................................	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds) .............................................	1.00%	6.00%	6.00%
Redemption fees ...................................................	None	None	None
Exchange fee ...........................................................	None	None	None
Small balance account fee Beginning on or about November 17, 2006)	$15	$15	$15

Annual Fund Operating Expenses (deducted from Portfolio assets)	Class L	Class M	New Class X
Management Fees	%	%	%
+Distribution and service (12b-1) fees	%	1.00%	1.00%
+Other expenses	%	%	%
=Total Annual Fund Operating Expenses	%	%	%

Notes to Fees and Expenses Tables

•	Your broker may charge you a separate or additional fee for purchases and sales of shares.
•

Investors who purchase $1 million or more of Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. New Class X shares convert to Class A shares approximately 10 years after purchase. No CDSC is charged after these periods.

•

The Fund's management fee schedule includes fee breakpoints that reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's contractual management fee is .90 of 1% of its average daily net assets of the Fund up to$1billion, and .85 of 1% of its average daily net assets in excess of $1 billion.

•

Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan accounts or employee savings plan accounts.

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund’s Class L, Class M and New Class X shares and the cost of investing in such shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund’s Class L, Class M and New Class X shares for the time periods indicated and then sell all of your Class L, Class M and New Class X shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class L	$	$	$	$
Class M	$	$	$	$
New Class X	$	$	$	$

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class L	$	$	$	$
Class M	$	$	$	$
New Class X	$	$	$	$

HOW THE FUND IS MANAGED

DISTRIBUTOR

[Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Fund]. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C, L, M and New X shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C, Class L, Class M and New Class X shares are subject to an annual 12b-1 fee of .30%, 1.00%, 1.00%, .50%, 1.00% and 1.00% (excluding any applicable fee waivers), respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Class L, Class M and New Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds.

Share Class Comparison. Use this chart to help you compare the Fund's Class L, Class M and New Class X share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class L2		Class M2		New Class X2
Minimum purchase amount[1]	$1,000[6]		$1,000[6]		$1,000[6]
Minimum amount for Subsequent purchases[1]	$100		$100		$100
Maximum initial sales charge	5.75% of the public offering price 1%[4]		None		None
Contingent Deferred Sales Charge (CDSC)[3]	If sold during:		If sold during:		If sold during:
	Year 1	6%	Year 1	6%	Year 1	6%
	Year 2	5%	Year 2	5%	Year 2	5%
	Year 3	4%	Year 3	4%	Year 3	4%
	Year 4	3%	Year 4	3%	Year 4	3%
	Year 5/6	2%	Year 5/6	2%	Year 5/6	2%
	Year 7	1%	Year 7	1%	Year 7	1%
	Year 8	0%	Year 8	0%	Year 8	0%
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[5]	.50 of 1%		1%		1%

1  The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts.  The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan ("AIP") is $50.  The minimum initial investment for retirement accounts and custodial accounts for minors is $1000 and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

2  Class L, Class M and New Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

3  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."

4  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

5  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for the Class L, Class M and New Class X is .25 of 1%. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and New Class X shares, is up to 1% (including the .25 of 1% service fee).

6 If the value of your Class L, Class M and New Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account.  Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year.  Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.  The $15 small balance account fee will not be charged on:  (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

Class M and New Class X Shares Automatically Convert to Class A Shares

If you buy Class M shares of the Fund and hold them for approximately eight years, or if you acquire New Class X shares (i.e. Class X shares purchased on or after August 19, 1998) and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class M or New Class X shares, respectively, that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class M or New Class X shares, converting to Class A shares lowers your Fund expenses.

Class M and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which Class M and New Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class M and New Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class M or New Class X shares if the price of the Class A shares is higher than the price of the Class M or New Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

•	You are selling more than $100,000 of shares;
•	You want the redemption proceeds made payable to someone that is not in our records;
•	You want the redemption proceeds sent to some place that is not in our records; or
•	You are a business or a trust.

 An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union.

Contingent Deferred Sales Charge (CDSC)

If you sell Class M shares within seven years or New Class X within nine years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions;
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M and eight years for New Class X; and

•	Amounts representing the cost of shares held beyond the CDSC period 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for New Class X shares.

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
New Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

 Notes to CDSC Table:

° No CSDC is payable for any share class for the ninth year after purchase and any following year.

° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class L shares through certain broker-dealers that are not affiliated with Prudential (the CSDC is waived for purchases by certain retirement or benefit plans).

Contingent Deferred Sales Charge (CDSC)

•

If you sell Class M shares within seven years of purchase or New Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions,
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for New Class X shares, and

•	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class L (in certain cases), seven years for Class M shares and eight years for New Class X shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year.  The CDSC for New Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year.  For Class L, Class and New Class X shares, the CDSC is calculated based on the shares NAV at the time of purchase.  For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class M and New Class X Shares

The CDSC will be waived if the Class M and New Class X shares are sold:

•

After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

•	To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
•	On certain sales effected through a Systematic Withdrawal Plan.

Waiver of the CDSC — Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts

If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements, except the Class F shareholders may exchange their shares of a Fund for Class B shares in certain other JennisonDryden or Strategic Partners mutual funds. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M or New Class X shares.

After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any shares that were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class L, Class M or New Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

PART C

OTHER INFORMATION

Item 23. Exhibits:

(a)(1) Agreement and Declaration of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed on February 1, 2000 (File No. 333-95849).

(2) Certificate of Trust. Incorporated by reference to Registrant’s registration statement on Form N-1A filed on February 1, 2000 (File No. 333-95849).

(3) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to post-effective amendment no. 7 to Registrant’s registration statement on Form N-1A filed on February 20, 2002 (file No. 333-95849).

(4) Amendment to Certificate of Trust dated [January 12, 2007].**

(b) By-laws. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), respectively, defining the rights of Registrant’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(d) (1) Management Agreement between Registrant and Prudential Investments, LLC (PI) with respect to Strategic Partners Focused Growth Fund (now known as Jennison Select Growth Fund). Incorporated by reference to post-effective amendment No. 10 to Registrant’s registration statement on Form N-1A filed April 30, 2004.

(2) Sub-Management Agreement between PI and Prudential Investment Management, Inc. (PIM) with respect to the Focused Growth Fund. Incorporated by reference to post-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on July 21, 2000 (File No. 333-95849).

(3) Subadvisory Agreement between PIM and Jennison Associates LLC (Jennison) with respect to the Jennison Select Growth Fund. Incorporated by reference to post-effective amendment no. 6 to Registrant’s registration statement on Form N-1A filed on April 27, 2001 (File No. 333-95849).

(4) Form of Subadvisory Agreement between PI and Calamos Advisors LLC (Calamos) with respect to the New Era Growth Fund. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(5) Subadvisory Agreement between PI and TCW Investment Management (TCW) with respect to the New Era Growth Fund. Incorporated by reference to post-effective amendment No.12 to Registrant’s registration statement on Form N-1A filed June 28, 2005.

(6) Management Agreement between Registrant and PI with respect to Dryden Strategic Value Fund dated September 19, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(7) Form of Management Agreement between Registrant and PI with respect to the New Era Growth Fund. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(8) Subadvisory Agreement between PI and Quantitative Management Associates (QMA) with respect to the Dryden Strategic Value Fund dated September 14, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(e) (1) Amended and Restated Distribution Agreement with Prudential Investment Management Services LLC (PIMS).**

(2) Form of Dealer Agreement. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(3) Form of Amended and Restated Distribution Agreement between the Registrant and [ ], relating to the Class L, Class M and New Class X shares.**

(f) Not applicable.

(g) (1) Custodian Contract between Registrant and The Bank of New York (BONY) dated November 7, 2002. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(2) Amendment to Custodian Contract between Registrant and BNY dated June 6, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(3) Accounting Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).

(2) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to post-effective amendment no. 9 to Registrant’s registration statement on Form N-1A filed April 30, 2003.

(i) (1) Opinion of counsel. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(2) Opinion of Morris, Nichols, Arsht & Tunnell dated [January 12, 2007].**

(j) Consent of independent registered public accounting firm.**

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan for Class A shares of Registrant dated February 26, 2002. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(2) Distribution and Service Plan for Class B shares of Registrant dated February 26, 2002. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(3) Distribution and Service Plan for Class C shares of Registrant dated February 26, 2002. Incorporated by reference to post-effective amendment no. 8 to Registrant’s registration statement on Form N-1A filed April 24, 2002.

(4) Rule 12b-1 Fee Waiver for Class A shares.*

(5) Form of Distribution and Service Plan for Class L Shares of Jennison Select Growth Fund.**

(6) Form of Distribution and Service Plan for Class M Shares of Jennison Select Growth Fund.**

(7) Form of Distribution and Service Plan for New Class X Shares of Jennison Select Growth Fund.**

(n) Amended and Restated Rule 18f-3 Plan dated November 16, 2006.*

(p) (1) Funds’ Code of Ethics dated April 6, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(2) Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(3) Amended Jennison Associates LLC's Code of Ethics dated October 5, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

(4) Calamos Code of Ethics dated April 6, 2005. Incorporated by reference to post-effective amendment No.12 to Registrant’s registration statement on Form N-1A filed June 28, 2005.

(5) TCW Code of Ethics. Incorporated by reference to post-effective amendment No.12 to Registrant’s registration statement on Form N-1A filed June 28, 2005.

(q) Powers of attorney dated September 7, 2005. Incorporated by reference to post-effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006.

* Filed herewith.

** To be filed by subsequent Amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit a(1) to this registration statement) states that (1) Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (2) all persons extending credit to, contracting with or having any claim against Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively “disabling conduct”). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Agreement and Declaration of Trust, that the officer or trustee did not engage in disabling conduct. In addition, Article XI of Registrant’s By-Laws (Exhibit b to this registration statement) provides that any trustee, officer, employee or other agent of Registrant shall be indemnified by Registrant against all liabilities and expenses subject to certain limitations and exceptions contained in Article XI of the By-Laws. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to this registration statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such Trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant will purchase an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

Section 8 of each Management Agreement (Exhibits d(1), (d)(5), (d)(8) and d(11) to this registration statement), Section 4 of the Sub-Management Agreement (Exhibit d(2) to this registration statement) and Section 4 of each Subadvisory Agreement (Exhibits d(3), d(4), d(6), d(7), d(9), d(10), d(12) and d(13) to this registration statement) limit the liability of PI, PIM, Jennison, TCW, Calamos, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the SEC that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Agreement and Declaration of Trust, Registrant may advance funds to provide for indemnification. Pursuant to the SEC staff’s position on Section 17(h), advances will be limited in the following respect:

(1)         Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)         Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from Registrant by reason of indemnification;

(3)	Such promise must be secured by a surety bond or other suitable insurance; and

(4)	Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and Other Connections of Investment Adviser.

(a) Prudential Investments LLC (PI)

See “How the Fund is Managed—Manager” in each prospectus constituting Part A of this registration statement and “Management and Advisory Services” in the statement of additional information (SAI) constituting Part B of this registration statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, the text of which is hereby incorporated by reference (File No. 801-31104).

(b) Prudential Investment Management, Inc. (PIM)

See “How the Fund is Managed —SubManager” in the prospectus of the Jennison Select Growth Fund included as part of Part A of this registration statement and “Investment Advisory and Other Services” in the SAI for each Fund included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

(c) Jennison Associates LLC (Jennison)

See “How the Fund is Managed—Investment Subadviser” in the prospectus of the Jennison Select Growth Fund, included as part of Part A of this registration statement and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of Jennison’s directors and executive officers are listed in its Form ADV as currently on file with the SEC (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

(d) Calamos Advisors LLC (Calamos)

See “How the Fund is Managed—Investment Subadvisers” in the prospectus of the New Era Growth and Mid-Cap Value Funds, included as part of Part A of this registration statement and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of Calamos are listed in its Form ADV as currently on file with the SEC (File No. 801-29688), the relevant text of which is hereby incorporated by reference.

(e) TCW Investment Management Company (TCW)

See “How the Fund is Managed—Investment Subadvisers” in the prospectus of the New Era Growth and Mid-Cap Value Funds, included as part of Part A of this registration statement, and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of TCW are listed in its Form ADV as currently on file with the SEC (File No. 801-29075), the relevant text of which is hereby incorporated by reference.

(f) Quantitative Management Associates LLC (QMA)

See “How the Fund is Managed—Investment Subadviser” in the prospectus of the Dryden Strategic Value Fund, included as part of Part A of this registration statement, and “Investment Advisory and Other Services” in the SAI, included as part of Part B of this registration statement.

The business and other connections of the directors and executive officers of QMA are listed in its Form ADV as currently on file with the SEC (File No. 801-62692), the relevant text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a) PIMS

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, American Skandia Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BONY), One Wall Street, New York, N.Y. 10286; PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison, 466

Lexington Avenue, New York, New York 10017; PMFS, 100 Mulberry Street, Newark, New Jersey 07102; TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017 and QMA Gateway Center 2, McCarter Highway & Market Street, Newark, NJ 07102. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) under the 1940 Act will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by BONY and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Trust is Managed—Manager;—Sub-Manager;—Investment Advisers; and —Distributor” in the prospectuses and the caption “Investment Advisory and Other Services” in the SAI, constituting Parts A and B, respectively, of this registration statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Registrant makes the following undertaking:

(a)	To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 16th day of November, 2006.

STRATEGIC PARTNERS OPPORTUNITY FUNDS

* JUDY A. RICE

Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Linda W. Bynoe	Trustee
* David E. A. Carson	Trustee
* Robert F. Gunia	Trustee and Vice President
* Robert E. La Blanc	Trustee
* Douglas H. McCorkindale	Trustee
* Richard A. Redeker	Trustee
* Judy A. Rice	Trustee and President (Principal Executive Officer)
* Robin B. Smith	Trustee
* Stephen G. Stoneburn	Trustee
* Clay T. Whitehead	Trustee
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
* /s/ CLAUDIA DIGIACOMO Claudia DiGiacomo (Attorney-in-Fact)		November 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

(m)(4)	Rule 12b-1 Fee Waiver for Class A shares.
(n)	Amended and Restated Rule 18f-3 Plan dated November 16, 2006.

Exhibit (m)(4)

NOTICE OF RULE 12B-1 FEE WAIVER

CLASS A SHARES

THIS NOTICE OF RULE 12B-1 FEE WAIVER is signed as of November 15, 2006, by PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (PIMS), the principal underwriter of Strategic Partners Opportunity Funds – Jennison Select Growth Fund, an open-end management investment company (the Fund).

WHEREAS, PIMS desires to waive a portion of its distribution and shareholder services fees payable on Class A shares of the Fund (Rule 12b-1 fees); and

WHEREAS, PIMS understands and intends that the Fund will rely on this Notice and agreement in preparing a registration statement on Form N-1A and in accruing the Fund's expenses for purposes of calculating net asset value and for other purposes, and expressly permits the Fund to do so; and

WHEREAS, shareholders of the Fund will benefit from the ongoing contractual waiver by incurring lower Fund operating expenses than they would absent such waiver.

NOW, THEREFORE, PIMS hereby provides notice that it has agreed to limit the distribution and service (12b-1) fees incurred by Class A shares of the Fund to .25 of 1% of the average daily net assets of the Fund. This contractual waiver shall be effective from the date hereof until December 31, 2007.

IN WITNESS WHEREOF, PIMS has signed this Notice of Rule 12b-1 Fee Waiver as of the day and year first above written.

PRUDENTIAL INVESTMENT

MANAGEMENT SERVICES LLC

By:	/s/ Robert F. Gunia

Name: Robert F. Gunia

Title:	President

Exhibit (n)

JENNISONDRYDEN MUTUAL FUNDS

STRATEGIC PARTNERS OPPORTUNITY FUNDS

(The Fund)

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18F-3

The Fund hereby adopts this plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), setting forth the separate arrangement and expense allocation of each class of shares in each Fund. Any material amendment to this plan with respect to a Fund is subject to prior approval of the Board of Directors/Trustees, including a majority of the independent Directors/Trustees.

CLASS CHARACTERISTICS

CLASS A SHARES:

Class A shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. Investors who purchase $1 million or more of Class A shares and for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1% on shares that are redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential.

CLASS B SHARES:

Class B shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors. Class B shares automatically convert to Class A shares approximately seven years after purchase.

CLASS C SHARES:

Class C shares are subject to a low initial sales charge (no sales charge will be imposed as of February 2, 2004) and a 1% CDSC which will be imposed on certain redemptions within the first 18 months after purchase (12 months after purchase as of February 2, 2004) and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class.

CLASS Z SHARES:	Class Z shares are not subject to either an initial sales charge or CDSC, nor are they subject to any Rule 12b-1 fee.

CLASS L SHARES:

Class L shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors.

Investors who purchase $1 million or more of Class A shares and for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1% on shares that are redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential.

CLASS M SHARES:

Class M shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors. Class M shares automatically convert to Class L shares approximately seven years after purchase.

NEW CLASS X SHARES:

New Class X shares may pay distribution and service fees at an annual rate of up to 1.0% of the relevant Fund’s average net assets attributable to Class X shares.  Amounts payable under the New Class X Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration Statement. The New Class X shares of each Fund are offered at a public offering price that is equal to their NAV, with no initial sales charge.

INCOME AND EXPENSE ALLOCATIONS

Income, any realized and unrealized capital gains and losses, and expenses not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions paid by the Fund to each class of shares, to the extent paid, will be paid on the same day and at the same time, and will be determined in the same manner and will be in the same amount, except that the amount of the dividends and other distributions declared and paid by a particular class of the Fund may be different from that paid by another class of the Fund because of Rule 12b-1 fees and other expenses borne exclusively by that class.

EXCHANGE PRIVILEGE

Holders of Class A Shares, Class B Shares, Class C Shares, Class L, Class M, New Class X, Class Z and Class R Shares shall have such exchange privileges as set forth in the Fund’s current prospectus. Exchange privileges may vary among classes and among holders of a Class.

CONVERSION FEATURES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. Class B shares acquired through the reinvestment of dividends or distributions will be subject to conversion in accordance with the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent such broker-dealer provides sub-accounting services to the Fund, otherwise the procedures utilized by Prudential Mutual Fund Services, LLC, or its affiliates, shall be used.

Class M shares of any Fund automatically convert to Class A shares of the same Fund eight years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and Class M shares on the conversion date without imposition of any sales load, fee or other charge.  When Class M shares of any Fund convert to Class A shares, a portion of any other Class M shares that have been acquired by each holder through the reinvestment of dividends or capital gains (“ Class M Dividend Shares”) on the converted Class M shares will also convert to Class A shares of the same Fund.  The portion of Class M Dividend Shares to be converted will be based upon the ratio of the Class M shares automatically converting to Class A shares to the total number of Class M shares then held by such holder.

New Class X shares of any Fund automatically convert to Class A shares of the same Fund ten years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and New Class X shares on the conversion date without imposition of any sales load, fee or other charge.  When New Class X shares of any Fund convert to Class A shares, a portion of any other New Class X shares that have been acquired by each holder through the reinvestment of dividends or capital gains distributions (“New Class X Dividend Shares”) on the converted New Class X shares will also convert to Class A shares of the same Fund.  The portion of New Class X Dividend Shares to be converted will be based upon the ratio of the New Class X shares automatically converting to Class A shares to the total number of New Class X shares then held by such holder.

GENERAL

A.

Each class of shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

B.

On an ongoing basis, the Directors/Trustees, pursuant to their fiduciary responsibilities under the 1940 Act and otherwise, will monitor the Fund for the existence of any material conflicts among the interests of its several classes. The Directors/Trustees, including a majority of the independent Directors, shall take such action as is reasonably necessary to eliminate any such conflicts that may develop. Prudential Investments LLC, the Fund's Manager, will be responsible for reporting any potential or existing conflicts to the Directors/Trustees.

Amended and restated as of November 16, 2006.

STRATEGIC PARTNERS OPPORTUNITY FUNDS

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

November 16, 2006

VIA EDGAR SUBMISSION

Securities and Exchange Commission

450 Fifth Street

Judiciary Plaza

Washington, D.C. 20549

Re:	Strategic Partners Opportunity Funds: Form N-1A
File Nos. 333-95849; 811-09805

Dear Sir or Madam:

On behalf of Jennison Select Growth Fund (the Fund), a series of Strategic Partners Opportunity Funds, pursuant to the Securities Act of 1933, as amended (the 1933 Act), and the Investment Company Act of 1940, as amended (the 1940 Act), transmitted herewith for filing Post-Effective Amendment No. 14 to the Registration Statement under the 1933 Act; Amendment No. 15 to the Registration Statement under the 1940 Act (the “Amendment”). Such Amendment only relates to the Class L, Class M and New Class X shares.

This filing is being made pursuant to Rule 485(a) under the 1933 Act in order to add disclosure regarding new share classes, designated Class L, Class M and New Class X. The Fund intends to file a subsequent post-effective amendment on or about January 15, 2007 pursuant to Rule 485(b) under the 1933 Act, to include certain other exhibits and information responsive to any comments from the staff of the Securities and Exchange Commission (the “Staff”) regarding the Amendment filed herewith.

To assist you with the review of this filing, we note that many sections of the Registration Statement are substantially similar to those sections in Registration Statements which were recently declared effective by the Staff:

Registration Statements containing Class L, Class M and New Class X disclosures:

• Jennison U.S Emerging Growth Fund, Inc., Registration Statement on Form N-1A, effective February 27, 2006(File No. 333-11785); and

Registration Statements relating to the Fund

•     Strategic Partners Opportunity Funds, Registration Statement on Form N-14, declared effective by the staff on October 6, 2006 (File No. 333-136901 and 811-09805) (the N-14 Registration Statement); and

• Strategic Partners Opportunity Funds, Registration Statement on Form N-1A, declared effective on May 31, 2006 (File No. 333-95849 and 811-09805) (collectively, the Opportunity Fund Statements).

The New Share Class Registrations Statements and the Opportunity Fund Registration Statements are collectively referred to as the Prior Registration Statements. The Amendment contains all applicable Staff comments to the Prior Registration Statements.

The Amendment includes substantially similar disclosure to the following sections of the New Share Class Registration Statements as it relates to Class L, Class M and New Class X shares:

• The “Evaluating Performance” and the “Fees and Expenses” sections of the “Risk/Return Summary”
• The “Example” section of “How the Trust is Managed;”
• The “Automatic Conversion of Class L, Class M and New Class X shares” section; and
• “How to Buy, Sell and Exchange Shares of the Funds”.

The Amendment includes substantially similar disclosure to the following sections of the Opportunity Fund Registration Statements, except as such disclosure related to the proposed reorganizations and the relevant Strategic Partners funds:

• “Investment Objectives and Principal Strategies;”
• “Principal Risks;”
• “Evaluating Performance;”
• “Fees and Expenses;”
• “Example;”
• “How the Fund is Managed-Distributor” and
• “How to Buy, Sell and Exchange”

The N-14 Registration Statement contains disclosure substantially similar to the Class L, Class M and New Class X disclosures in the Amendment.

Since the Amendment is substantially similar to the Prior Registration Statements of mutual funds in the same fund complex that were recently reviewed by the Staff and declared effective by the Staff, we request that the Amendment receives “no review” by the Staff. The Amendment will go effective on January 15, 2007 and we would appreciate receiving the Staff’s comments, if any, on or about January 5, 2007.

If you have any questions or comments with respect to the foregoing, or if I can be of any further assistance in facilitating the Staff’s review, please contact me at 973-802-5032. Thank you for your assistance in this matter.

Sincerely yours,

/s/ Claudia DiGiacomo
Claudia DiGiacomo
Vice President and Corporate Counsel

cc:	Kathryn Quirk

Jonathan Shain